Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DISTRIBUTION AND SERVICES AGREEMENT

This Distribution and Services Agreement (this “Agreement”) is made as of the 22nd day of November, 2016 (“Effective Date”) by and between SARTIN’S VITAL CARE, INC., a Mississippi corporation, d/b/a Sartin’s Vital Care, BURNHAM’S VITAL CARE, L.L.C., a Mississippi Limited Liability Company, d/b/a Burnham’s Vital Care, and ATTICUS GROUP, LLC, a Mississippi Limited Liability Company, d/b/a Vital Care of Central Mississippi  (singly and collectively, “Franchisees”), VITAL CARE, INC., an Alabama corporation (“VitalCare”), and VERICEL CORPORATION, a Michigan corporation (“Client”).

RECITALS

WHEREAS, Franchisees are a part of VitalCare’s network of individually owned and operated infusion pharmacy franchises specializing in providing high-tech services to rural and urban patients throughout the United States, and VitalCare bills for related products and services on behalf of Franchisees;

WHEREAS, Franchisees or VitalCare currently contract with each payer listed on Exhibit A attached hereto (the “Payers”);

WHEREAS, Franchisees will bill and collect from each Payer for Products (defined below) purchased by Franchisees or by VitalCare, on behalf of Franchisees;

WHEREAS, Franchisees have the ability and authority to bill for Products, and VitalCare has the ability and authority to bill for Products on behalf of Franchisees;

WHEREAS, Client acknowledges that it is responsible for dispensing and distributing Products to patients, their representatives, or prescribers on behalf of Franchisees; and

WHEREAS, Franchisees, VitalCare, and Client desire to agree upon the terms and conditions upon which distribution and services shall be provided.

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Franchisees, VitalCare and Client agree as follows:

1.                                      DEFINITIONS.  Capitalized terms not otherwise defined in this Agreement have the meanings set forth in this Section 1 as follows:

(a)                                 “Adverse Event” means any untoward medical occurrence in a patient administered a Product and which is not necessarily caused by the Product.  An Adverse Event can therefore be any unfavorable and unintended sign (e.g. an abnormal laboratory finding), symptom, or disease temporarily associated with the use of a Product, whether or not considered related to the Product.  An Adverse Event includes, but is not limited to, the following: (i) any clinically significant worsening of a pre-existing condition; (ii) an event that has been associated with the discontinuation of the use of a Product; and (iii) any lack or loss of intended effect.

1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(c)                                  “Confidential Information” means any information (whether or not marked “confidential” and regardless of the medium of communication) that relates to the disclosing party or its business, including, without limitation, trade secrets, know-how, software, methodologies, processes, procedures, data, templates, forms, algorithms, specifications, drawings, technology, information pertaining to business operations and strategies, and information pertaining to customers, pricing and marketing.  Confidential Information shall not include information that:  (i) the receiving party can demonstrate is already known to the receiving party without restriction on use or disclosure prior to receipt of such information from the disclosing party; (ii) is or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, the receiving party; (iii) the receiving party can demonstrate is developed by the receiving party independently of, and without reference to, any Confidential Information of the disclosing party; or (iv) is received by the receiving party from a third party who is not known by the receiving party to be under any obligation to the disclosing party to maintain the confidentiality of such information.

(d)                                 “Force Majeure” means acts of God or the public enemy, earthquakes, fire, flood, epidemic, civil insurrection or war, acts of terrorism, inability to access data, power or supplies, labor shortages or strife, and other conditions (other than financial difficulties) beyond the reasonable control of the involved party which delay or prevent the rendition of such party’s performance hereunder.

(e)                                  “Laws” means all laws, statutes, rules, regulations, guidelines and orders of the Territory or any unit, division or subdivision thereof, or any Regulatory Authority thereof.

(f)                                   “Medical Device Event” means an event that reasonably suggests that a device may have caused or contributed to a death or serious injury, or has malfunctioned and the malfunction of the device, or a similar device that Client markets, would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.

(g)                                  “Other Safety Findings” means the following, whether it/they is/are associated with an Adverse Event or other Reportable Event: (i) use of a Client Product while pregnant and/or breast feeding; (ii) accidental or intentional medication errors; (iii) misuse, where the Product is intentionally and inappropriately used (including misuse for illegal purposes); (iv) transmission of an infectious agent through a contaminated Product; (v) occupational exposure to a Product; (vi) reports of patient “death” after exposure to a Product where no other details are provided (e.g., fatal outcomes); (vii) off-label use; (viii) wrong cells applied to a patient; and/or (ix) unexpected therapeutic benefits.

(h)                                 “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

(i)                                     “Products” has the meaning set forth on Exhibit B attached hereto.

(j)                                    “Product Complaint” means any written, electronic, or oral communication of dissatisfaction regarding the identity, quality, durability, reliability and safety, with respect to Product quality, effectiveness or performance of a Product.  A Product Complaint may occur, among other ways, in the receipt of biopsy kits, or final Product during implantation/grafting or post-surgery.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(k)                                 “Regulatory Authority” means the government of the United States or any foreign jurisdiction, any state, county, municipality or other governmental or quasi governmental unit or sub-unit, or any agency, board, bureau, instrumentality, department or commission (including any court or other tribunal) of any of the foregoing.

(l)                                     “Reportable Events” includes one or more of the following: Adverse Events, Other Safety Findings, Product Complaints, and Medical Device Events.

(m)                             “Representatives” means, as to a Person, its and its Affiliates’ respective officers, directors, managers, employees, consultants, professional advisors, agents, financing sources, licensing partners and business associates.

(n)                                 “Standard Operating Procedures” means (i) the standard operating procedures of Franchisees and VitalCare, as may be revised by VitalCare from time-to-time, which Franchisees and VitalCare apply in the performance of Procedures (defined below) and/or in the provision of Services (defined below) hereunder, and (ii) any other procedures mutually agreed upon by Client, Franchisees, and VitalCare.

(o)                                 “Territory” means the United States of America.

2.                                      PAYER MANAGEMENT.

(a)                                 VitalCare, on behalf of Franchisees, shall manage the billing and collections from each Payer for Products purchased by Franchisees in accordance with the following:

(i)                                     [***]

(ii)                                  [***]

(iii)                               [***]

(iv)                              [***]

(v)                                 [***]

(vi)                              [***]

(vii)                           [***]

(viii)                        [***]

(ix)                              [***]

(x)                                 [***]

(xi)                              [***]

(xii)                           [***]

(xiii)                        [***]

(xiv)                       [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 VitalCare and Franchisees represent and warrant that the billing and collection procedures set forth in this Agreement (“Procedures”) comply with, and that the Procedures and Services (defined below) shall be performed and provided in compliance with, all applicable Laws and with each Payer contract.

(c)                                  To the extent that Franchisees, or VitalCare, on behalf of Franchisees, are unable or unwilling to perform any of the Procedures and/or provide any of the Services to Client, VitalCare, on behalf of Franchisees, will immediately inform Client in writing.  VitalCare and Franchisees recognize that Client is relying on their performance of the Procedures and provision of the Services hereunder.  VitalCare and Franchisees will make commercially reasonable efforts to assist Client in connection with the Products or any related issues that arise, and VitalCare, on behalf of Franchisees, will keep Client fully informed regarding all material issues that arise in connection therewith.

(d)                                 Neither the Procedures nor the Services shall include Product-related marketing or sales.  Without limiting the generality of the foregoing, VitalCare and Franchisees each acknowledge and agree that neither it, nor any of its Representatives, shall engage in any act that is intended to, or may appear to, push, convince, drive, or otherwise persuade a patient who is not yet committed to implantation to move forward with or otherwise undergo implantation.  VitalCare and Franchisees each acknowledge that Client may provide guidelines concerning this matter to VitalCare and Franchisees from time to time, and VitalCare and Franchisees each agree to adhere to such guidelines.

3.                                      OBLIGATIONS OF VITALCARE AND FRANCHISEES.

(a)                                 VitalCare and Franchisees shall:

(i)                                     Comply with all Payer contracts and all Laws applicable to VitalCare and/or Franchisees, as applicable, in connection with the Procedures and the Services.

(ii)                                  Perform the Procedures and Services: (A) in accordance with Standard Operating Procedures mutually agreed upon by Client, Franchisees, and VitalCare, (B) with the same degree of professional care and diligence as Franchisees and VitalCare perform similar procedures and services for their similarly situated other clients, and (C) in a workmanlike, diligent, and professional manner, and in compliance with industry standards.

(iii)                               Possess, maintain and comply with all licenses, registrations, listings, clearances, approvals and consents as required by applicable Law or contract to be held or maintained by Franchisees and/or VitalCare, as applicable, for the performance of the Procedures and the provision of the Services by Franchisees and/or VitalCare, on behalf of Franchisees.

(iv)                              Maintain all documents and records created by Franchisees and/or VitalCare, on behalf of Franchisees, in performance of the Procedures and the Services and maintain complete and accurate records of all transactions related to the conduct of business under this Agreement, all for such periods as are required to comply with applicable Laws, and Franchisees and/or VitalCare, on behalf of Franchisees, shall provide copies to Client as Client may request from time to time.

(v)                                 Be responsible for all of its own personnel and for the payment of their compensation, including, if applicable, withholding of income taxes, and the payment and applicable withholding of social security and other payroll taxes, unemployment insurance, workers’ compensation insurance payments and disability benefits.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vi)                              Promptly after becoming aware of any investigation, inspection, directive, order or inquiry by or from any Regulatory Authority directly relating to any Product, notify Client thereof describing the matter in reasonable detail.

(vii)                           Report each Reportable Event within one (1) business day of becoming aware of the Reportable Event.  Franchisees and/or VitalCare, on behalf of Franchisees, shall directly email each Reportable Event to Client’s Pharmacovigilance at [***], with a copy to [***], or shall report each Reportable Event to such other e-mail address or in such other manner as Client may designate to Franchisees and/or VitalCare in writing from time to time.  Information reported by Franchisees and/or VitalCare, on behalf of Franchisees, shall include, to the extent available: patient identifiers (such as date of birth or initials), reporter (including reporter name and contact information), Product information, lot number on the Product pack, and a description of the Reportable Event.

(viii)                        Maintain a secure database of all patient information.  Prior to disclosing any patient information to Client, Franchisees and VitalCare, on behalf of Franchisees, shall first, to the extent required by Law, obtain from the patient a valid, unrevoked, authorization that permits disclosures to Client in accordance with applicable standards set forth in privacy rules promulgated pursuant to the Administrative Simplification provisions of the Health Insurance Portability and Accountability Act of 1996 and Subtitle D of the Health Information Technology for Economic and Clinical Health Act, each as amended, and the regulations promulgated thereunder (collectively, “HIPAA”).  Franchisees and VitalCare, on behalf of Franchisees, shall make available to Client the information that Client may reasonably request from time to time.  Franchisees and VitalCare acknowledge that HIPAA is not intended to disrupt or discourage disclosure of PHI by a covered entity to a person subject to the jurisdiction of the Food and Drug Administration (“FDA”) with respect to an FDA-regulated product or activity for which that person has responsibility, for the purpose of activities related to the quality, safety or effectiveness of such FDA-regulated product or activity, subject to the minimum necessary standard.

(ix)                              Obtain and maintain all provider or supplier agreements and numbers necessary for the submission by VitalCare, on behalf of Franchisees, of claims to Payers.

(x)                                 Hire or otherwise engage sufficient numbers of employees, contractors, agents, and/or other Representatives possessing the requisite education, skill, competence and experience, to perform the Procedures and the Services set forth herein and to fulfill  VitalCare’s and Franchisees’ obligations under this Agreement.

(xi)                              Maintain quality assurance procedures in accordance with applicable standards established by the profession and/or industry and applicable Law, and as mutually agreed to by Client, VitalCare and Franchisees in writing.

(b)                                 VitalCare and Franchisees each represent and warrant during the term of this Agreement that: (i) each Franchisee currently has, and will maintain during the Term of this Agreement, a payer agreement or similar arrangement with each Payer pursuant to which such Franchisee is authorized to bill and collect for the Product, and the Payer is obligated to reimburse claims for the Product; (ii) billing and collecting from each Payer for the Product does not violate any Law or Payer agreement or similar arrangement with any Payer; and (iii) VitalCare is authorized to bill and collect for Product on behalf of each Franchisee.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                  In the event that VitalCare and/or Franchisees receive a notice from any Regulatory Authority regarding its obligations pertaining to Laws and/or applicable professional standards that have a material adverse effect on its ability to perform the Procedures or provide the Services hereunder, VitalCare and/or Franchisees, as applicable, shall notify Client promptly and provide Client with any non-confidential documentation reasonably related to such notice.

(d)                                 VitalCare and Franchisees each represent and warrant that they and any person or entity employed or engaged by them, including, without limitation, their employees, contractors, agents, and other Representatives who will perform the Procedures and/or provide Services in connection with this Agreement (collectively, “Personnel”) are not currently:

(i)                                     excluded, debarred, suspended or otherwise ineligible to participate in federal health care programs as defined in 42 U.S.C. §1320-7b or in federal procurement or non-procurement activities as defined in Executive Order 12689 (collectively, “Ineligible”);

(ii)                                  debarred pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. §335(a), as amended, or any similar state law or regulation (“Debarred”);

(iii)                               excluded by the Office of Inspector General pursuant to 42 U.S.C. §1320a-7, et seq. or any state agency from participation in any federal or state health care program as defined in 42 U.S.C. §1320a-7 and 42 U.S.C. §1320a-7b (“Excluded”); and/or

(iv)                              otherwise disqualified or restricted by the FDA pursuant to 21 CFR §312.70 or any other regulatory authority (“Disqualified”).

(e)                                  VitalCare and Franchisees each represent and warrant that they will not utilize any Ineligible, Debarred, Excluded or Disqualified Personnel to perform the Procedures or provide any Services hereunder.  During the Term, if VitalCare, Franchisees or any Personnel becomes Ineligible, Debarred, Excluded or otherwise Disqualified (“Change in Status”), VitalCare or Franchisees, as applicable, shall notify Client of the Change in Status, in writing, as soon as the Change in Status is known, or, by exercising reasonable diligence would have been known, but in no event later than five (5) business days of the date of the Change in Status.  Upon receipt of such notice with respect to a Change in Status of VitalCare or Franchisees, as applicable, or if Client becomes aware of any Ineligibility, Debarment, Exclusion or Disqualification of VitalCare or Franchisees, as applicable, Client shall have the right to terminate this Agreement immediately and shall retain all claims, causes of action, defenses, and other rights that Client may have at law or in equity.  Upon receipt of such notice with respect to a Change in Status of Personnel, or if Client becomes aware of any Ineligibility, Debarment, Exclusion or Disqualification of any Personnel, VitalCare or Franchisees, as applicable, shall promptly remove and replace such Personnel with qualified Personnel and shall notify Client promptly of such removal and replacement.  VitalCare and Franchisees each represent and warrant that it has no actual knowledge of any conduct for which VitalCare, Franchisees or Personnel could be Ineligible, Debarred, Excluded or Disqualified.

(f)                                   Neither VitalCare nor Franchisees shall make any changes in any manner whatsoever or provide supplemental information to any descriptive, educational, or other Product-related materials, including, but not limited to, labels, advertising, educational materials, or other written materials (collectively, “Materials”) supplied by Client without the prior written authorization of Client.  Neither VitalCare nor Franchisees shall distribute any Materials created or developed by VitalCare and/or Franchisees or any third party without the prior written authorization of Client, unless VitalCare and/or Franchisees are required to do so in accordance with applicable Law.  VitalCare and Franchisees shall comply with all Laws that govern the distribution or utilization of all Materials.  In the event that

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VitalCare and/or Franchisees violate any of the foregoing provisions, and/or if VitalCare and/or Franchisees incorporate all or any portion of the content of the Materials into written, oral, graphic or other material or presentation relating to or mentioning any Product or otherwise without the prior written consent of Client, Client hereby specifically disclaims any liability to VitalCare and Franchisees and to any other party for any damages, claim, penalty or judgment in connection with such Material or presentation, and VitalCare and Franchisees shall indemnify and hold Client harmless from any and all costs, expenses, damages, judgments and liabilities (including attorney’s fees) incurred by or rendered against Client and arising as a result of such action by VitalCare and/or Franchisees, as applicable.

(g)                                  In the event that: (i) any Regulatory Authority issues a request or directive or orders that the Product be recalled or retrieved, (ii) a court of competent jurisdiction orders that the Product be recalled or retrieved, or (iii) Client reasonably determines that the Product should be recalled, retrieved or a “dear doctor” letter is required relating to restrictions on use of the Product, Franchisees and/or VitalCare, on behalf of Franchisees, will provide Client with any reasonable assistance requested by Client in connection with the coordination of returning the Product to Client.

(h)                                 Neither VitalCare nor Franchisees shall at any time do or permit any act to be done which may reasonably be expected to impair the rights of Client in Client’s name, trade names, service name and any other names for which Client has rights under common law or for which application has been made, or may be made during the Term of this Agreement, to the applicable Regulatory Authority for recognition as a registered trademark or service mark of Client or any of the Products or other products manufactured by Client (collectively, “Client’s Marks”).  Neither VitalCare nor Franchisees shall obtain or assert any claim to any patent, copyright or trademark protection relating to the Product or Client’s Marks (whether owned by Client or licensed to Client), and any rights so obtained shall be immediately transferred to Client.  VitalCare and Franchisees shall advise Client of any conflict of which it becomes aware between Client’s Marks and the name, trademarks or trade names of any third party.

(i)                                     VitalCare and Franchisees each represent and warrant that the execution of this Agreement and the Exhibits attached hereto by it and its performance of its obligations hereunder or thereunder will not conflict with, result in the breach of, or constitute a default under, any applicable Law or any agreement to which VitalCare, Franchisees or their Representatives are parties, or by which VitalCare, Franchisees or their Representatives is or may be, bound.

(j)                                    VitalCare and Franchisees each represent and warrant that no consent, approval, order of authorization of, or registration, qualification designation, declaration or filing with, any federal, state or local government authority is required in connection with the consummation by Franchisees or by VitalCare, on behalf of Franchisees, of the transactions contemplated by this Agreement.

(k)                                 VitalCare and Franchisees each represent and warrant that it currently does not have, and during the Term of this Agreement shall not have, any financial relationship, through compensation, investment interest, or otherwise, with any third-party health care provider who is authorized or otherwise in a position to order or purchase the Product and/or provide clinical services, including, but not limited to physical therapy, related to the Product.

(l)                                     Notwithstanding anything to the contrary herein, VitalCare and Franchisees shall under no circumstances provide Client any documents or records to the extent VitalCare or Franchisees, as applicable, is prohibited from doing so by applicable Law.

(m)                             In the event that Franchisees and/or VitalCare, on behalf of Franchisees, receives written notification of a need for a patient refund (“Patient Refund Notification”) and/or written notification of a request for recoupment from a Payer (“Payer Recoupment Notification”), Franchisees or VitalCare, on

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

behalf of Franchisees, shall forward such Patient Refund Notification or Payer Recoupment Notification, as applicable, to Client within two (2) business days of receipt, and shall provide to Client all information reasonably requested by Client to assess the appropriateness of the amount set forth in the Patient Refund Notification or Payer Recoupment Notification, as applicable.

(n)                                 VitalCare and Franchisees each represent and warrant that each will maintain an agency relationship with the other throughout the Term of this Agreement such that VitalCare is authorized to bill and collect for products and services on behalf of Franchisees, including, but not limited to, Products.

(o)                                 VitalCare will transmit purchase orders for Product to Client by mutually agreeable electronic means, including facsimile or phone.  If orders for Product are placed by facsimile or phone, they will be placed to a mutually determined facsimile or telephone number.  All orders for Product are subject to acceptance by Client in its sole discretion.  Client will, within a reasonable time after receipt of an order from VitalCare, inform VitalCare whether such order has been accepted on the terms contained therein.

(p)                                 VitalCare, on behalf of Franchisees, shall communicate the status of each case and provide a summary of communications with each Payer to the Product Support Team on a weekly basis, and VitalCare will provide Client and the Product Support Team with data and reports in a format and schedule to be mutually agreed by VitalCare and Client (collectively, the “Services”).

(q)                                 VitalCare, on behalf of Franchisees, shall submit to Client each explanation of benefits (“EOB”) received from each Payer within one (1) business day of receipt from the Payer.

4.                                      OBLIGATIONS OF CLIENT.

(a)                                 Client shall:

(i)                                     Comply with all Laws applicable to the Products as they relate to Client’s obligations hereunder.

(ii)                                  Possess, maintain and comply with all licenses, registrations, listings, clearances, approvals and consents as required by applicable Law or contract to be held or maintained by Client in relation to the Products.

(iii)                               Reasonably promptly after becoming aware of any investigation, inspection, directive, order or inquiry by or from any Regulatory Authority that involves or relates to one or more Products, or other matter that would reasonably be expected to affect Franchisees and/or VitalCare or its business, notify Franchisees and/or VitalCare, as applicable, describing the matter in reasonable detail.

(iv)                              In the event that Client receives a Payer Recoupment Notification from Franchisees or from VitalCare, on behalf of Franchisees, Client shall request from Franchisees and/or VitalCare, on behalf of Franchisees, all information reasonably necessary for Client to assess the appropriateness of the amount set forth in such Payer Recoupment Notification, and upon receipt of such information from Franchisees and/or VitalCare, on behalf of Franchisees, Client shall pay to the Franchisees all undisputed amounts requested by Payer in the Payer Recoupment Notification.

(b)                                 CLIENT DOES NOT MAKE ANY WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND SPECIFICALLY DISCLAIMS ALL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(c)                                  Client represents and warrants that, to the best of its knowledge, the execution of this Agreement and the Exhibits attached hereto by it and its performance of its obligations hereunder or thereunder will not conflict with, result in the breach of, or constitute a default under, any applicable Law or any agreement to which Client or its Representatives are parties, or by which Client or its Representatives is or may be, bound.

(d)                                 Client will sell to Franchisees the Product indicated on any purchase order provided by VitalCare or a Franchisee and accepted by Client at the [***], subject to adjustment pursuant to Section 2(a)(i).  There are no minimum or maximum order requirements.

(e)                                  Client will ship Product purchased by a Franchisee to Franchisee’s Customer on a drop-shipment basis directly from Client’s finished goods distribution location.  Shipment of Product will be F.O.B. Customer so that it reaches its destination on or prior to the delivery dates requested in the purchase order accepted by Client.  Risk of loss [***] to Product purchased by Franchisee will pass upon delivery to the Customer identified in the order.  If a delivery of an order is delayed beyond the requested delivery date and, after all reasonable efforts are made by Client to arrange for an alternate delivery arrangement, Franchisees or VitalCare may cancel the purchase order without penalty, except to the extent that such delay is due to the negligence or misconduct of Franchisees or VitalCare.  Client will confirm receipt of purchase orders for Product within one (1) business day of purchase order receipt.  Client will use commercially reasonable efforts to fill [***]% of all orders from Franchisees and will bear any additional expenses, including premium freight charges, differential cost of substitutions, and special delivery charges associated with fulfilling such obligation.

(f)                                   Client will invoice Franchisees for Product on the date such Product is shipped at the [***] (“Initial Invoice”).  Upon Client’s receipt of the EOB from VitalCare, on behalf of Franchisees, Client shall issue a final invoice to VitalCare (“Final Invoice”).  In the event that the EOB shows that reimbursement from the Payer is different than the amount stated on the Initial Invoice, Client will issue a credit or debit for the difference on the Final Invoice.

5.                                      OBLIGATIONS OF THE PARTIES.

(a)                                 Notwithstanding the generality of any provision herein, each party shall maintain all federal, state and local registrations necessary to comply with this Agreement and will immediately notify the other parties of any denial, revocation or suspension of any such registration.  Each party will comply with all Laws and professional standards applicable to performance of its obligations under this Agreement, including, without limitation, (i) Drug Quality and Security Act, (ii) federal and state Food, Drug and Cosmetics Acts; (iii) federal and state Anti-kickback laws; (iv) guidelines of The Joint Commission; (v) federal, state or local laws relating to billing or other sales practices; (vi) applicable provisions of Executive Order 11246, Section 503 of the Rehabilitation Act of 1973, and the Vietnam Era Veteran’s Readjustment Assistance Act, and applicable regulations; and (vii) HIPAA.  Additionally, each party will take all necessary precautions to prevent Product from being possessed, used, handled, distributed or sold by those who may not lawfully possess, use, handle, distribute or sell Product, and each party will fully comply, as applicable, with all Laws regarding manufacturing, possession, use, distribution, sale and safe handling of Product.

(b)                                 Each party shall comply with all Laws, including reporting or reflecting discounts, rebates and other price reductions, pursuant to 42 USC §1320a-7b(b)(3)(A) on cost reports, invoices or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

claims submitted to federal or state healthcare programs, retaining invoices and related pricing documentation and making them available on request as required.

(c)                                  Client, VitalCare and Franchisees hereby each represent and warrant that with respect to their respective obligations hereunder, including but not limited to those Services performed by VitalCare on behalf of Franchisees: (i) such Services are bona fide, legitimate, and reasonable; (ii) neither the Services nor any other obligations hereunder are intended to serve, either directly or indirectly, as a means of Franchisees or VitalCare marketing or selling the Product, notwithstanding that Client may utilize deliverables resulting from the Services, such as data reports, for its own marketing; (iii) neither the Services nor any other obligations hereunder are intended to diminish the objectivity or professional judgment of, or to interfere with the objectivity or professional discretion of any health care professional; (iv) neither the Services nor any other obligations hereunder involve the counseling or promotion of any off-label use of the Product or a business arrangement or other activity that violates any applicable laws; (v) the Services Fee, the purchase price of the Product, and the Non-Payer Collections, individually and collectively, are not intended in any way as remuneration for referrals or for other business generated; (vi) the Services Fee, the purchase price of the Product, and the Non-Payer Collections, individually and collectively, represent fair market value for the item or service, respectively, based on arms-length negotiations; and (vii) the Services Fee, the purchase price of the Product, and the Non-Payer Collections paid pursuant to this Agreement are not intended in any way as payments related to clinical practice guidelines or clinical practice guideline activities and have not been negotiated or discussed between the parties in connection with any such clinical practice guidelines or clinical practice guideline activities.

6.                                      COMMERCIAL TERMS.

(a)                                 As full consideration for the Services, Client will pay VitalCare the fee set forth on Exhibit C (the “Services Fee”), which Services Fee will be invoiced monthly by VitalCare for cases paid within that month, unless otherwise specified on Exhibit C.  Invoices shall include all data reasonably requested by Client. If Client reasonably disputes any portion of any data on which the invoice is based, Client shall provide notice of its dispute in writing, which notice shall include the reason for the dispute.  Client, Franchisees, and VitalCare shall in good faith attempt to reconcile any disputed data.

7.                                      CONFIDENTIAL INFORMATION.

(a)                                 VitalCare and Franchisees shall not (except as required in the performance of the Procedures and/or Services hereunder or as provided in this Section 7) disclose any Confidential Information of Client or use Client’s Confidential Information except in the performance of the Procedures and/or Services to or for the benefit of Client.  The fact that Client is a customer of VitalCare and Franchisees is not Confidential Information of Client.

(b)                                 Client shall not (except as required in the performance of its obligations hereunder or as provided in this Section 7) disclose or use any Confidential Information of VitalCare or Franchisees.

(c)                                  Franchisees may disclose Client’s Confidential Information and Client may disclose Franchisees’ and VitalCare’s Confidential Information, to their respective Representatives who have a need to know in connection with their respective obligations hereunder and each party’s monitoring and administration thereof.  Each party hereto, in advance of any disclosure, shall inform its Representatives to whom the other party’s Confidential Information is proposed to be disclosed of the restrictions on disclosure and use thereof contained in this Section 7 and such party shall cause its Representatives to agree (for the benefit of the other parties) to be bound by the terms of this Section 7.  Notwithstanding the foregoing, each party hereto shall be responsible and liable for any use or disclosure by its

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Representatives of the other parties’ Confidential Information in violation of the restrictions thereon set forth in this Section 7.

(d)                                 If any party (with respect to the other parties’ Confidential Information) is compelled or requested to disclose the same by court or Regulatory Authority order, subpoena, interrogatory, request for admission, demand or other similar process of Law, such disclosure shall be permitted; provided, however, that the receiving party shall promptly notify the disclosing party of the existence and terms of such legal process and provide the disclosing party a copy of the demand or request, and reasonably assist (at the disclosing party’s cost and expense) the disclosing party’s efforts to obtain a protective order or such other relief as may be available to prevent or limit such disclosure.  Notwithstanding the foregoing, VitalCare and Franchisees each understand and acknowledge that the confidentiality requirements set forth in this Section 7 shall not apply to any filings or other disclosures required by applicable federal, state and local laws, rules and regulations governing Client, The Nasdaq Stock Market or generally accepted accounting principles, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, each as amended, and any state “blue sky” laws”.  To the extent that VitalCare and/or Franchisees request confidential treatment of certain terms and conditions of this Agreement, Client shall use commercially reasonable efforts to seek confidential treatment of such identified terms and conditions to the extent permitted by Law, including, but not limited to, SEC guidance, in the opinion of Client’s outside counsel.

(e)                                  The confidentiality covenants of this Section 7 shall remain in effect while this Agreement is in effect and for a period of ten (10) years thereafter or, if a longer period is required by Law, so long as required by Law.

(f)                                   Each of the parties acknowledges that its breach of this Section 7 may cause irreparable harm to the other parties which cannot be adequately compensated by monetary damages.  Accordingly, in the event of a breach or default under this Section 7 by a receiving party, the disclosing party may be entitled to seek specific performances by, or to obtain injunctive or other equitable relief against, the receiving party, without the necessity of posting bond or other surety, in addition to all other remedies available at law or in equity.

8.                                      AUDIT AND INSPECTION.

(a)                                 VitalCare and Franchisees shall provide to Client the Standard Operating Procedures, practices and other procedures (which shall include those procedures mutually agreed upon by the parties) to be employed by Franchisees, or by VitalCare, on behalf of Franchisees, in performing their obligations under this Agreement, each of which shall be subject to Client’s review and the approval of the parties prior to implementation by Franchisees and/or VitalCare, as applicable.  Any changes thereto also shall be subject to Client’s review and the approval of the parties prior to implementation by Franchisees and/or VitalCare, as applicable.  Upon request in order to meet Client’s obligations on internal controls and financial reporting, including Section 404 of the Sarbanes-Oxley Act, VitalCare and Franchisees shall provide to Client or its auditors documentation supporting that (i) an arrangement exists between VitalCare and the Payers and/or between Franchisees and the Payers regarding reimbursement for the Products, (ii) collectability is reasonably assured and (iii) the price is fixed or determinable.

(b)                                 During the Term of this Agreement and for a period of three (3) years after its expiration or termination, Client may, upon reasonable advance written notice and during regular business hours, audit any records of VitalCare and/or Franchisees associated with this Agreement (and Services Fee associated therewith).  Such records may include, without limitation, claims, communications to and from

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Payers, invoice records, invoices from third parties, contracts with third parties (including, but not limited to, agreement or other arrangements with Payers), and payments relating to this Agreement.  The audit may be conducted either directly by Client or by a Representative of Client, after providing at least five (5) business days of notice to Franchisees and/or VitalCare, as applicable.

(c)                                  Notwithstanding anything to the contrary herein, if an audit is in response to an inquiry by any Regulatory Authority or other governmental entity, then during the Term of this Agreement and for a period of five (5) years after termination or expiration of this Agreement, VitalCare and Franchisees shall allow Client access to VitalCare’s and Franchisees’ records relating to its performance of its obligations pursuant to this Agreement. The scope of such audit shall be such as is reasonably appropriate to allow Client to fully and accurately respond to any such inquiry from a Regulatory Authority or other governmental entity.  The audit may be conducted either directly by Client or by a Representative of Client.

9.                                      LEGAL RELATIONSHIP; STANDARD OF CARE; LOSS LIMITATIONS; AND INDEMNITY.

(a)                                 The relationship between VitalCare, Franchisees and Client is that of independent contractors.  Nothing contained herein shall be construed as creating any agency, partnership, joint venture or other form of enterprise, employment or fiduciary relationships between the parties, and no party shall have, or hold itself out as having, authority to contract for or bind the other parties in any manner whatsoever, unless otherwise set forth in this Agreement or the agreement between VitalCare and Franchisees that authorizes VitalCare to bill and collect for products and services on behalf of Franchisees.

(b)                                 In performing its obligations hereunder, Franchisees and VitalCare, on behalf of Franchisees, shall be responsible for and comply with all of its express obligations and agreements contained herein.

(c)                                  Without limiting the generality of the foregoing, in no event shall Franchisees or VitalCare, on behalf of Franchisees, have liability for any loss or damage attributable to events, circumstances or conditions which constitute a Force Majeure.  Notwithstanding the foregoing, in the event that Franchisees and/or VitalCare, on behalf of Franchisees, anticipates delay, or claims to be delayed, by reason of an event of Force Majeure, Franchisees and/or VitalCare, as applicable, shall promptly notify Client in writing thereof.  The notice shall contain the nature of the claimed event of Force Majeure, the date of commencement of the event, and the anticipated date on which Franchisees and/or VitalCare, as applicable, shall resume the provision of Procedures and Services. VitalCare and Franchisees shall maintain a disaster recovery plan, and shall implement such plan in the event of Force Majeure.

(d)                                 NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, THE PARTIES HERETO SHALL NOT BE LIABLE TO THE OTHERS FOR CONSEQUENTIAL (INCLUDING LOST PROFITS), INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (WHETHER OR NOT CONTEMPLATED OR FORESEEABLE), WHETHER A CLAIM THEREFOR IS BROUGHT AT LAW OR IN EQUITY AND REGARDLESS OF WHETHER ANY CLAIM THEREFOR IS BASED UPON STATUTORY, CONTRACT, TORT, COMMON LAW OR OTHER PRINCIPLES.

(e)                                  VitalCare and Franchisees each agree, jointly and severally, to indemnify, defend and save Client harmless from and against any and all claims, injuries, disabilities, losses, fines, penalties, costs, expenses (including attorneys’ fees), damages or liabilities (“Claims”) incurred by Client arising

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

from or in connection with: (i) any negligent or willful act or  omission by VitalCare, Franchisees or their Representatives in the performance of their obligations under this Agreement; (ii) any misrepresentation or breach of the representations made by VitalCare or Franchisees in this Agreement; (iii) any violation of any Law; (iv) any breach or alleged breach of this Agreement by VitalCare and/or Franchisees or their employees, contractors, or other agents; or (v) damage to, or destruction of any property or injury (including death) that Client, any of its employees, or any other person may suffer or sustain as a result of any act or omission of VitalCare and/or Franchisees or their employees, contractors, or other agents.  For any such Claims, VitalCare and Franchisees each agree to release and waive, and hereby releases and waives, all rights of subrogation against Client possessed by VitalCare’s and/or Franchisees’ insurers, as applicable.

(f)                                   Client agrees to indemnify, defend and save VitalCare and Franchisees harmless from and against any and all claims, injuries, disabilities, losses, fines, penalties, costs, expenses (including attorneys’ fees), damages or liabilities (“Claims”) incurred by VitalCare and/or Franchisees arising from or in connection with: (i) any negligent or willful act or omission by Client or its Representatives in the performance of its obligations under this Agreement; (ii) any misrepresentation or breach of the representations made by Client in this Agreement; (iii) any violation of any Law; (iv) any breach or alleged breach of this Agreement by Client or its employees, contractors, or other agents; or (v) damage to, or destruction of any property or injury (including death) that VitalCare, Franchisees, or any of their employees, or any other person may suffer or sustain as a result of any act or omission of Client or its employees, contractors, or other agents.  For any such Claims, Client agrees to release and waive, and hereby releases and waives, all rights of subrogation against VitalCare and/or Franchisees, as applicable, possessed by Client’s insurers.

10.                               TERM AND TERMINATION.

(a)                                 Unless sooner terminated in accordance with this Agreement, the term of this Agreement shall commence on the Effective Date and end on April 1, 2019 (the “Initial Term”).  Thereafter, Client may, in its sole discretion, renew this Agreement for one (1) or two (2) successive twelve (12) month periods (each a “Client Renewal Term”), unless, at least ninety (90) days prior to the expiration of the Initial Term or applicable Client Renewal Term then in effect, Client notifies VitalCare or Franchisees in writing of its intent not to renew this Agreement.  In the event that this Agreement remains in effect fifty-four (54) months following the Effective Date, this Agreement shall automatically renew for successive twelve (12) month periods (each a “Mutual Renewal Term”), unless, at least one hundred eighty (180) days prior to the expiration of the applicable Mutual Renewal Term then in effect, Client or VitalCare, as applicable, notifies the other party in writing of its intent not to renew this Agreement.  Collectively, the Initial Term and each Client Renewal Term and each Mutual Renewal Term are referred to as the “Term”).

(b)                                 If VitalCare believes that Client has breached any provision of this Agreement, or if Client believes that VitalCare or Franchisees has breached any provision of this Agreement, and such party desires to terminate this Agreement because of such breach, such party (“Aggrieved Party”) shall give written notice of such intent to the breaching party (“Breaching Party”) and shall grant the Breaching Party thirty (30) days in which to remedy or cure the cause for termination.  During such period, the parties shall make a good-faith effort to assist each other to remedy or cure the breach.  If the breach is not remedied, cured or waived by the end of such period, then the Aggrieved Party may terminate this Agreement, effective as of the last day of such 30-day period, by giving notice of such termination to the Breaching Party.

(c)                                  In addition to other available remedies, VitalCare or Client may terminate this Agreement immediately for cause upon written notice to the other party upon the other party’s or Franchisees’: (i)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver, or custodian of its assets appointed unless proceedings and the person appointed are dismissed within thirty (30) days; (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Section 303(h)(1), as amended; or (vi) certification in writing of its inability to pay its debts as they become due (and any party may periodically require the other parties’ to certify their ability to pay its debts as they become due).

(d)                                 In addition to the termination rights set forth above, Client also may terminate this Agreement for any reason or no reason at all upon sixty (60) days’ written notice to VitalCare; provided that Client may terminate this Agreement immediately upon the termination or expiration of its agreement with the Product Support Team.

(e)                                  In addition to the termination rights set forth above, VitalCare also may terminate this Agreement for any reason or no reason at all upon one hundred eighty (180) days’ written notice to the other parties; provided that VitalCare may terminate this Agreement upon ninety (90) days’ written notice to the other parties in the event that [***] of the claims for Product purchased from Client that VitalCare submits for reimbursement in a [***] have been denied for payment by the Payers and are not subject to further appeal.

(f)                                   The: (i) obligation of Client to pay Services Fee earned by VitalCare prior to the expiration or effective date of termination of this Agreement; (ii) obligation of Franchisees and VitalCare, on behalf of Franchisees, to remit to Client all payments for the purchase or other reimbursement of Product; and (iii) obligations of each party pursuant to Sections 2, 3(a)(iv), 3(a)(vi), 3(a)(vii), 5(b), 7, 8, 9, this Section 10(e), 10(h), 11, 12, and 13 hereof, shall survive the termination or expiration of this Agreement in accordance with their terms.

(g)                                  In the event that VitalCare or Client notifies the other of its intent to terminate this Agreement, Franchisees and VitalCare, on behalf of Franchisees, shall continue to perform the Procedures and provide Services in accordance with the terms and conditions of this Agreement until the effective date of termination.

(h)                                 Notwithstanding anything contained herein to the contrary, if any Product is no longer authorized for sale in the United States by the United States Food and Drug Administration (“FDA”), Client shall promptly notify Franchisees and Franchisees’ and VitalCare’s, on behalf of Franchisees, obligation to perform the Procedures and provide Services with respect to such Product shall continue for Product processed or otherwise arranged for by the Product Support Team prior to the effective date of the FDA’s action and for Product processed or otherwise arranged for by the Product Support Team once Product authorization has been reinstated.

(i)                                     Upon expiration or termination of this Agreement, Franchisees and VitalCare, on behalf of Franchisees, shall, subject to applicable Laws, provide Client with copies of all Payer information (including, but not limited to, Payer names and reimbursement information) and other information maintained by Franchisees, VitalCare or their Representatives, except for information confidential to Franchisees and Payers, regarding the Procedures performed and the Services provided by Franchisees and/or by VitalCare, on behalf of Franchisees, pursuant to this Agreement (collectively, the “Data”) and reasonably requested by Client.  Franchisees and VitalCare, on behalf of Franchisees, shall use commercially reasonable efforts to provide all such Data to Client within [***] days of the effective date of such expiration or termination and shall use commercially reasonable efforts to provide post-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

termination transition assistance for [***] days following the effective date of expiration or termination of this Agreement to Client in connection with Client’s new vendor and/or program.

11.                               INSURANCE.

(a)                                 Client shall maintain during the Term or as otherwise provided in Section 11(c) hereof the following insurance coverage:

(i)                                     Commercial general liability insurance, including products liability insurance on Products, which insurance shall be fully sufficient (in terms of coverage and policy limits) to cover bodily injury or death arising from the Products.  Such insurance shall be written on an ISO occurrence form CG 00 01 12 04 (or a substitute form providing equivalent coverage) and shall cover, among other things, bodily injury arising from products-completed operations and liability assumed under an insured contract.  The limits of such insurance shall not be less than $[***] per occurrence.

Upon execution of this Agreement and thereafter upon demand, Client shall promptly provide Franchisees with insurance certificates evidencing Client’s compliance with the foregoing insurance requirements.

(b)                                 VitalCare and Franchisees each shall maintain during the Term or as otherwise provided in Section 11(c) hereof the following insurance coverage:

(i)                                     Worker’s Compensation insurance as required by Law.

(ii)                                  Commercial general liability insurance and umbrella insurance, including products liability insurance, having a combined limit of not less than $[***] per occurrence and $[***] annual aggregate.  Such insurance shall be written on an ISO occurrence form CG 00 02 04 13 (or a substitute for providing equivalent coverage) and shall name Client and its Affiliates as additional insureds.

(iii)                               Professional Liability insurance, having a combined limit of not less than $[***] per claim and $[***] annual aggregate.

(iv)                              Privacy and Security Liability insurance, having a combined limit of not less than $[***] per claim and $[***] annual aggregate.

Upon execution of this Agreement and thereafter upon demand, VitalCare and Franchisees each promptly shall provide Client with insurance certificates evidencing its compliance with the foregoing requirements.

(c)                                  All insurance required hereunder shall be with insurance companies rated “A-” or better by A. M. Best, and shall not have deductibles or self-insured retentions in excess of $[***].  If any insurance required hereunder is provided on a claims-made basis, then said insurance shall be maintained in full force and effect by the responsible party for at least [***] after the expiration or termination of this Agreement (including any renewals hereunder).

12.                               NOTICES

Any notice provided for herein shall be given in writing and shall be deemed given to a party at the earlier of: (a) when actually delivered to such party or (b) when mailed to such party by registered or certified U.S. Mail (return receipt requested) or sent by overnight courier, confirmed by receipt, and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

addressed to such party at the address designated below for such party (or to such other address for such party as such party may have substituted by notice pursuant to this Section):

If to Franchisees:

Sartins’s Vital Care, Inc.

4300 15th Street, Suite 1

Gulfport, MS 39501

ATTN: Pharmacy Owner

Burnham’s Vital Care, LLC

4931 Main Street, Suite B

Moss Point, MS 39563

ATTN: Pharmacy Owner

Atticus Group, LLC

276 Nissan Parkway, Building A

Canton, MS 39046

ATTN: Pharmacy Owner

If to VitalCare:

Vital Care, Inc.

1170 Northeast Industrial Park Road

Meridian, Mississippi 39301

ATTN: General Counsel

If to Client:                                                                                 Vericel Corporation

64 Sidney Street

Cambridge, MA  02139

ATTN:  Chief Operating Officer

With a Copy to: Vice President and General Counsel

13.                               MISCELLANEOUS.

(a)                                 This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes all other previous or contemporaneous proposals, agreements, statements and understandings (including confidentiality or non-disclosure agreements), whether written or oral.  Subject to the terms and conditions set forth in Exhibit A, this Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing executed by each party hereto and making express reference to this Agreement.  The terms and conditions of this Agreement shall prevail over any contradictory  or inconsistent terms or conditions contained in any unilateral purchase order, acceptance, acknowledgment, agreement, other standard forms or correspondence used by the parties in performing this Agreement.

(b)                                 No waiver by any party of any of the provisions of this Agreement shall be effective unless expressly set forth in writing and signed by the party so waiving.  Except as otherwise set forth in this Agreement, no failure to exercise or delay in exercising any right or remedy shall operate or be construed as a waiver thereof; and, no single waiver or partial exercise of a right, remedy, power or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

privilege hereunder shall preclude any other or further exercise of any other right, remedy, power or privilege.

(c)                                  This Agreement shall inure to the benefit of the parties and their permitted successors and assigns.  The rights and obligations under this Agreement may not be assigned to a third party by any party, by merger, consolidation, operation of law or otherwise, without obtaining the prior written consent of the other parties (which consent shall not unreasonably be withheld or delayed).  Notwithstanding the foregoing, any party may assign, without obtaining the consent of the other parties, all or any of the assignor’s rights and obligations of this Agreement: (i) to its Affiliates or (ii) in connection with the sale or transfer (including any by merger, consolidation or operation of law) of all or substantially all of the assignor’s business to which this Agreement pertains; provided, however, that any such assignee shall execute and deliver to the other parties hereto an agreement, in form and substance reasonably satisfactory to the other parties hereto, assuming all of the assignor’s obligations hereunder.  No such assignment or assumption, however, shall relieve the assignor of its obligations hereunder.

(d)                                 This Agreement  shall be governed by the internal laws of the Commonwealth of Massachusetts, and shall be construed without giving effect to any rule of construction concerning the party responsible for the drafting thereof.

(e)                                  No party shall issue or release any announcement, statement, press release or other publicity or marketing materials relating to this Agreement without the prior consent of the other parties (which consent shall not unreasonably be withheld or delayed); provided, however that Client may identify VitalCare and/or Franchisees as a provider of Services hereunder, and VitalCare and/or Franchisees may identify Client as a customer of Services hereunder, without obtaining the consent of the other parties.  Furthermore, if Client files a copy of this Agreement with any Regulatory Authority or any stock exchange, Client shall notify VitalCare and Franchisees in advance.

(f)                                   The parties agree that this Agreement may be duly executed and delivered (i) in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement; and (ii) by facsimile or electronically in PDF format. The parties agree that facsimile or PDF copies of signatures shall have the same effect as original signatures, and this Agreement shall be deemed fully executed and delivered, regardless of whether manually signed copies are exchanged.

[SIGNATURE PAGE(S) TO FOLLOW]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

SARTIN’S VITAL CARE, INC.

By:	/s/ Alvin Craig Sartin
Name:	Alvin Craig Sartin
Its:	Owner

BURNHAM’S VITAL CARE, LLC

By:	/s/ John McKinney
Name:	John McKinney
Its:	Owner

ATTICUS GROUP, LLC

By:	/s/ Illegible
Name:	Illegible
Its:	Owner

VITAL CARE, INC.

By:	/s/ Logan E. Davis
Name:	Logan E. Davis
Its:	Director of Franchise Development

VERICEL CORPORATION

By:	/s/ Dominick Colangelo
Name:	Dominick Colangelo
Its:	President & CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

PAYERS

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

For the above Payers, the [***] shall be [***].

The Payers set forth in this Exhibit A may be changed at any time by Client as follows: (a) to add a new payer, upon mutual agreement by Client and VitalCare, and (b) to delete a current Payer, as determined in the sole discretion of Client, upon thirty (30) days prior written notice to VitalCare.

Subject to approval by Dohmen Life Science Services, LLC, Client and VitalCare are evaluating whether to add the following new payers to this Exhibit A.  The definitive list and [***] of such payers to be added to Exhibit A shall be mutually agreed in writing by Client and VitalCare:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

PRODUCTS

The term “Products” means the following products, together with all other such products  mutually agreed to by VitalCare and Client:

1.              Carticel® (autologous cultured chondrocytes), an autologous chondrocyte implant for the treatment of cartilage defects in the knee

2.              MACI (upon approval of the Biologics License Application for MACI submitted by Client), a third-generation autologous chondrocyte implant for the treatment of cartilage defects in the knee

21

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

SERVICES FEE

As full consideration for the Services, Client will pay VitalCare a Services Fee in the amount of [***] for each patient who is a member of a Payer and has undergone a Product implant for which VitalCare, on behalf of Franchisees, has submitted a claim in accordance with the requirements set forth in this Agreement.  The Services Fee shall be due and payable by Client to VitalCare no later than [***] following receipt by Client of the Services Fee invoice provided by VitalCare to Client.